                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B


                         MONTHLY SERVICER'S CERTIFICATE




       Accounting Date:                                     January 31, 2002
                                                        ---------------------
       Determination Date:                                  February 7, 2002
                                                        ---------------------
       Distribution Date:                                  February 15, 2002
                                                        ---------------------
       Monthly Period Ending:                               January 31, 2002
                                                        ---------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.     Collection Account Summary

       Available Funds:
                 Payments Received                                                      $6,422,071.20
                 Liquidation Proceeds (excluding Purchase Amounts)                        $407,391.77
                 Current Monthly Advances                                                  123,832.18
                 Amount of withdrawal, if any, from the Spread Account                    $126,353.15
                 Monthly Advance Recoveries                                               (143,492.42)
                 Purchase Amounts-Warranty and Administrative Receivables                       $0.00
                 Purchase Amounts - Liquidated Receivables                                      $0.00
                 Income from investment of funds in Trust Accounts                          $7,534.21
                                                                                 ---------------------
       Total Available Funds                                                                                         $6,943,690.09
                                                                                                               ====================

       Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                              $0.00
                 Backup Servicer Fee                                                            $0.00
                 Basic Servicing Fee                                                      $119,914.00
                 Trustee and other fees                                                         $0.00
                 Class A-1  Interest Distributable Amount                                       $0.00
                 Class A-2  Interest Distributable Amount                                       $0.00
                 Class A-3  Interest Distributable Amount                                       $0.00
                 Class A-4  Interest Distributable Amount                                 $300,587.23
                 Class A-5  Interest Distributable Amount                                 $277,750.00
                 Noteholders' Principal Distributable Amount                            $6,245,438.86
                 Amounts owing and not paid to Security Insurer under
                               Insurance Agreement                                              $0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)                   $0.00
                 Spread Account Deposit                                                         $0.00
                                                                                 ---------------------
       Total Amounts Payable on Distribution Date                                                                    $6,943,690.09
                                                                                                               ====================


                                 Page 1 (1998-B)

II.    Available Funds

       Collected Funds (see V)
                     Payments Received                                                  $6,422,071.20
                     Liquidation Proceeds (excluding Purchase Amounts)                    $407,391.77                $6,829,462.97
                                                                                     -----------------

       Purchase Amounts                                                                                                      $0.00

       Monthly Advances
                     Monthly Advances - current Monthly Period (net)                      ($19,660.24)
                     Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                                $0.00                  ($19,660.24)
                                                                                     -----------------

       Income from investment of funds in Trust Accounts                                                                 $7,534.21
                                                                                                                   ----------------

       Available Funds                                                                                               $6,817,336.94
                                                                                                                   ================

III.   Amounts Payable on Distribution Date

         (i)(a)      Taxes due and unpaid with respect to the Trust
                     (not otherwise paid by OFL or the Servicer)                                                             $0.00

         (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                     to Servicer and to be reimbursed on the Distribution Date)                                              $0.00

         (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                         $0.00

         (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                     Servicer):
                        Owner Trustee                                                           $0.00
                        Administrator                                                           $0.00
                        Indenture Trustee                                                       $0.00
                        Indenture Collateral Agent                                              $0.00
                        Lockbox Bank                                                            $0.00
                        Custodian                                                               $0.00
                        Backup Servicer                                                         $0.00
                        Collateral Agent                                                        $0.00                        $0.00
                                                                                     -----------------

         (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                              $119,914.00

         (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

         (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                     of checks returned for insufficient funds (not otherwise
                     reimbursed to Servicer)                                                                                 $0.00

         (iv)        Class A-1 Interest Distributable Amount                                                                 $0.00
                     Class A-2 Interest Distributable Amount                                                                 $0.00
                     Class A-3 Interest Distributable Amount                                                                 $0.00
                     Class A-4 Interest Distributable Amount                                                           $300,587.23
                     Class A-5 Interest Distributable Amount                                                           $277,750.00

         (v)         Noteholders' Principal Distributable Amount
                        Payable to Class A-1 Noteholders                                                                     $0.00
                        Payable to Class A-2 Noteholders                                                                     $0.00
                        Payable to Class A-3 Noteholders                                                                     $0.00
                        Payable to Class A-4 Noteholders                                                             $6,245,438.86
                        Payable to Class A-5 Noteholders                                                                     $0.00

         (vii)       Unpaid principal balance of the Class A-1 Notes after
                     deposit to the Note Distribution Account of any funds
                     in the Class A-1 Holdback Subaccount (applies only on
                     the Class A-1 Final Scheduled Distribution Date)                                                        $0.00

         (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                                $0.00
                                                                                                                   ----------------

                     Total amounts payable on Distribution Date                                                      $6,943,690.09
                                                                                                                   ================

                                 Page 2 (1998-B)

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
       withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
       Account Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

              Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account Maximum
              Amount)                                                                                                        $0.00

       Reserve Account Withdrawal on any Determination Date:

              Amount of excess, if any, of total amounts payable over Available
              Funds (excluding amounts payable under item (vii) of Section III)                                              $0.00

              Amount available for withdrawal from the Reserve Account
              (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve
              Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers of
              Subsequent Receivables)                                                                                        $0.00

              (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

              Amount of withdrawal, if any, from the Reserve Account                                                         $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1
              Final Scheduled Distribution Date:

              Amount by which (a) the remaining principal balance of the Class
              A-1 Notes exceeds (b) Available Funds after payment of amounts set
              forth in item (v) of Section III                                                                               $0.00

              Amount available in the Class A-1 Holdback Subaccount                                                          $0.00

              (The amount by which the remaining principal balance of the Class
              A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
              Holdback Subaccount, and deposited in the Note Distribution
              Account for payment to the Class A-1 Noteholders)

              Amount of withdrawal, if any, from the Class A-1 Holdback
              Subaccount                                                                                                     $0.00

       Deficiency Claim Amount:

              Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
              Holdback Subaccount and Available Funds                                                                        $0.00

              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
              (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

              Amount of excess, if any, on the Distribution Date on or
              immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
              Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
              Amount, the Class A-5 Prepayment Amount over (b) the amount on
              deposit in the Pre-Funding Account                                                                             $0.00

       Class A-1 Maturity Shortfall:

              Amount of excess, if any, on the Class A-1 Final Scheduled
              Distribution Date, of (a) the unpaid principal balance of the
              Class A-1 Notes over (b) the sum of the amounts deposited in the
              Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the Class A-1 Holdback
              Subaccount.                                                                                                    $0.00

              (In the event a Deficiency Claim Amount, Pre-Funding Account
              Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
              Shortfall.)

                                 Page 3 (1998-B)

V.     Collected Funds

       Payments Received:
                         Supplemental Servicing Fees                                                $0.00
                         Amount allocable to interest                                        1,643,879.55
                         Amount allocable to principal                                       4,778,191.65
                         Amount allocable to Insurance Add-On Amounts                               $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            in the Collection Account)                                              $0.00
                                                                                         -----------------

       Total Payments Received                                                                                       $6,422,071.20

       Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables          430,489.15

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such
                            Liquidated Receivables                                             (23,097.38)
                                                                                         -----------------

       Net Liquidation Proceeds                                                                                        $407,391.77

       Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                                         $0.00
                         Amount allocable to interest                                               $0.00
                         Amount allocable to principal                                              $0.00
                         Amount allocable to Insurance Add-On Amounts                               $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            in the Collection Account)                                              $0.00                    $0.00
                                                                                         -----------------         ----------------

       Total Collected Funds                                                                                         $6,829,462.97
                                                                                                                   ================

VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                               $0.00
                         Amount allocable to interest                                               $0.00
                         Amount allocable to principal                                              $0.00
                         Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                                  $0.00

       Purchase Amounts - Administrative Receivables                                                                         $0.00
                         Amount allocable to interest                                               $0.00
                         Amount allocable to principal                                              $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in
                            the Collection Account)                                                 $0.00
                                                                                         -----------------

       Total Purchase Amounts                                                                                                $0.00
                                                                                                                   ================

VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                    $292,860.15

       Outstanding Monthly Advances reimbursed to the Servicer
         prior to deposit in the Collection Account from:
                         Payments received from Obligors                                     ($143,492.42)
                         Liquidation Proceeds                                                       $0.00
                         Purchase Amounts - Warranty Receivables                                    $0.00
                         Purchase Amounts - Administrative Receivables                              $0.00
                                                                                         -----------------

       Outstanding Monthly Advances to be netted against Monthly
                         Advances for the current Monthly Period                                                      ($143,492.42)

       Outstanding Monthly Advances to be reimbursed out of
                         Available Funds on the Distribution Date                                                     ($143,492.42)

       Remaining Outstanding Monthly Advances                                                                          $149,367.73

       Monthly Advances - current Monthly Period                                                                       $123,832.18
                                                                                                                   ----------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                      $273,199.91
                                                                                                                   ================


                                 Page 4 (1998-B)

VIII.  Calculation of Interest and Principal Payments

       A.  Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                               $4,778,191.65
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                           $1,467,247.21
           Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                           $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
           Cram Down Losses                                                                                               $0.00
                                                                                                                ----------------

           Principal Distribution Amount                                                                          $6,245,438.86
                                                                                                                ================

       B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as
              of the immediately preceding Distribution Date after
              distributions of principal to Class A-1 Noteholders
              on such Distribution Date)                                                         $0.00

           Multiplied by the Class A-1 Interest Rate                                            5.6275%

           Multiplied by actual days in the period or in the case of
              the first Distribution Date, by 22/360                                        0.08055556                    $0.00
                                                                                      -----------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         $0.00
                                                                                                                ----------------

           Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                ================

       C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as
              of the immediately preceding Distribution Date after
              distributions of principal to Class A-2 Noteholders
              on such Distribution Date)                                                         $0.00

           Multiplied by the Class A-2 Interest Rate                                             5.789%

           Multiplied by actual days in the period or in the case of the
              first Distribution Date, by 22/360                                            0.08055556                    $0.00
                                                                                      -----------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                            --
                                                                                                                ----------------

           Class A-2 Interest Distributable Amount                                                                        $0.00
                                                                                                                ================

       D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as
              of the immediately preceding Distribution Date after
              distributions of principal to Class A-3 Noteholders
              on such Distribution Date)                                                         $0.00

           Multiplied by the Class A-3 Interest Rate                                             5.950%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 22/360                                                                     0.08333333                    $0.00
                                                                                      -----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                                ----------------

           Class A-3 Interest Distributable Amount                                                                        $0.00
                                                                                                                ================

       E.  Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as
              of the immediately preceding Distribution Date after
              distributions of principal to Class A-4 Noteholders
              on such Distribution Date)                                                $60,117,445.94

           Multiplied by the Class A-4 Interest Rate                                             6.000%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 22/360                                                                     0.08333333              $300,587.23
                                                                                      -----------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                                ----------------

           Class A-4 Interest Distributable Amount                                                                  $300,587.23
                                                                                                                ================


                                 Page 5 (1998-B)

F.  Calculation of Class A-5 Interest Distributable Amount

                 Class A-5 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-5 Notes (as
                         of the immediately preceding Distribution Date after
                         distributions of principal to Class A-5 Noteholders
                         on such Distribution Date)                                        $55,000,000.00

                 Multiplied by the Class A-5 Interest Rate                                          6.060%

                 Multiplied by 1/12 or in the case of the first Distribution
                         Date, by 22/360                                                       0.08333333              $277,750.00
                                                                                         -----------------

                 Plus any unpaid Class A-5 Interest Carryover Shortfall                                                      $0.00
                                                                                                                   ----------------

                 Class A-5 Interest Distributable Amount                                                               $277,750.00
                                                                                                                   ================


G.  Calculation of Noteholders' Interest Distributable Amount

                 Class A-1 Interest Distributable Amount                                            $0.00
                 Class A-2 Interest Distributable Amount                                            $0.00
                 Class A-3 Interest Distributable Amount                                            $0.00
                 Class A-4 Interest Distributable Amount                                      $300,587.23
                 Class A-5 Interest Distributable Amount                                      $277,750.00

                 Noteholders' Interest Distributable Amount                                                            $578,337.23
                                                                                                                   ================

H.  Calculation of Noteholders' Principal Distributable Amount:

                 Noteholders' Monthly Principal Distributable Amount:

                 Principal Distribution Amount                                              $6,245,438.86

                 Multiplied by Noteholders' Percentage ((i) for each
                         Distribution Date before the principal balance of the
                         Class A-1 Notes is reduced to zero, 100%, (ii) for the
                         Distribution Date on which the principal balance of the
                         Class A-1 Notes is reduced to zero, 100% until the
                         principal balance of the Class A-1 Notes is reduced to
                         zero and with respect to any remaining portion of the
                         Principal Distribution Amount, the initial principal
                         balance of the Class A-2 Notes over the Aggregate
                         Principal Balance (plus any funds remaining on deposit
                         in the Pre-Funding Account) as of the Accounting Date
                         for the preceding Distribution Date minus that portion
                         of the Principal Distribution Amount applied to retire
                         the Class A-1 Notes and (iii) for each Distribution
                         Date thereafter, outstanding principal balance of the
                         Class A-2 Notes on the Determination Date over the
                         Aggregate Principal Balance (plus any funds remaining
                         on deposit in the Pre-Funding Account) as of the
                         Accounting Date for the preceding Distribution Date)                     100.00%            $6,245,438.86
                                                                                         -----------------


                 Unpaid Noteholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

                 Noteholders' Principal Distributable Amount                                                         $6,245,438.86
                                                                                                                   ================

I.  Application of Noteholders' Principal Distribution Amount:

                 Amount of Noteholders' Principal Distributable Amount
                 payable to Class A-1 Notes (equal to entire Noteholders'
                 Principal Distributable Amount until the principal balance
                 of the Class A-1 Notes is reduced to zero)                                                                  $0.00
                                                                                                                   ================

                 Amount of Noteholders' Principal Distributable Amount
                 payable to Class A-2 Notes (no portion of the Noteholders'
                 Principal Distributable Amount is payable to the Class A-2
                 Notes until the principal balance of the Class A-1 Notes
                 has been reduced to zero; thereafter, equal to the entire
                 Noteholders' Principal Distributable Amount)                                                        $6,245,438.86
                                                                                                                   ================

                                 Page 6 (1998-B)

IX.      Pre-Funding Account

         A.   Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the
            preceding Distribution Date or, in the case of the
            first Distribution Date, as of the Closing Date
                                                                                                                             $9.37

                                                                                                                  -----------------
                                                                                                                             $9.37
                                                                                                                  =================

         Less: withdrawals from the Pre-Funding Account in respect
                         of transfers of Subsequent Receivables to the Trust
                         occurring on a Subsequent Transfer Date (an amount
                         equal to (a) $0 (the aggregate Principal Balance of
                         Subsequent Receivables transferred to the Trust) plus
                         (b) $0 (an amount equal to $0 multiplied by (A) one
                         less (B)((i) the Pre-Funded Amount after giving effect
                         to transfer of
                         Subsequent Receivables over (ii) $0))                                                               $0.00

         Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the
                         case the amount on deposit in the Pre-Funding Account
                         has been Pre-Funding Account has been reduced to
                         $100,000 or less as of the Distribution Date (see B
                         below)                                                                                             $0.00
                                                                                                                  -----------------

         Amount remaining on deposit in the Pre-Funding Account after
                         Distribution Date
                                                                                                     $9.37

                                                                                          -----------------
                                                                                                                             $9.37
                                                                                                                  =================


         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result
                         of the Pre-Funded Amount not being reduced to zero on
                         the Distribution Date on or immediately preceding the
                         end of the Funding Period or the Pre-Funded Amount
                         being reduced
                         to $100,000 or less on any Distribution Date                                                        $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1
                         Noteholders' pro rata share (based on the respective
                         current outstanding principal balance of each class of
                         Notes of the Pre-Funded Amount as of the
                         Distribution Date)                                                                                  $0.00

                      Class A-2 Prepayment Amount (equal to the Class A-2
                         Noteholders' pro rata share (based on the respective
                         current outstanding principal balance of each class of
                         Notes of the Pre-Funded Amount as of the
                         Distribution Date)                                                                                  $0.00

                      Class A-3 Prepayment Amount (equal to the Class A-3
                         Noteholders' pro rata share (based on the respective
                         current outstanding principal balance of each class of
                         Notes of the Pre-Funded Amount as of the
                         Distribution Date)                                                                                  $0.00

                      Class A-4 Prepayment Amount (equal to the Class A-4
                         Noteholders' pro rata share (based on the respective
                         current outstanding principal balance of each class of
                         Notes of the Pre-Funded Amount as of the
                         Distribution Date)                                                                                  $0.00

                      Class A-5 Prepayment Amount (equal to the Class A-5
                         Noteholders' pro rata share (based on the respective
                         current outstanding principal balance of each class of
                         Notes of the Pre-Funded Amount as of the
                         Distribution Date)                                                                                  $0.00


         C.   Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                        $0.00
         Class A-2 Prepayment Premium                                                                                        $0.00
         Class A-3 Prepayment Premium                                                                                        $0.00
         Class A-4 Prepayment Premium                                                                                        $0.00
         Class A-5 Prepayment Premium                                                                                        $0.00


                                Page 7 (1998-B)

  X.     Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1
            Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                      Product of (x) weighted average of the Class A-1, A-2,
                      A-3, A-4, and A-5 Interest Rate (based on outstanding
                      Class A-1, A-2, A-3, A-4, and A-5 principal balance),
                      divided by 360 (y) (the Pre-Funded Amount on such                       0.0000%
                      Distribution Date) (z) (the number of days until the May                  0.00
                      1998 Distribution Date))                                                     0
                                                                                                                             $0.00
                      Less the product of (x) 2.5% divided by 360,                              0.00%
                      (y) the Pre-Funded Amount on such Distribution Date and,                  0.00
                      (z) the number of days until the May 1998 Distribution Date                  0                         $0.00
                                                                                                                   ----------------


         Requisite Reserve Amount                                                                                            $0.00
                                                                                                                   ================

         Amount on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) as of the preceding
            Distribution Date or, in the case of the first
            Distribution Date, as of the Closing Date                                                                        $0.00

         Plus the excess, if any, of the Requisite Reserve Amount
            over amount on deposit in the Reserve Account (other
            than the Class A-1 Holdback Subaccount) (which excess
            is to be deposited by the Indenture Trustee in the
            Reserve Account from amounts withdrawn
            from the Pre-Funding Account in respect of transfers of Subsequent
            Receivables)                                                                                                     $0.00

         Less: the excess, if any, of the amount on deposit in the
            Reserve Account (other than the Class A-1 Holdback
            Subaccount) over the Requisite Reserve Amount (and
            amount withdrawn from the Reserve Account to cover the
            excess, if any, of total amounts payable over Available
            Funds, which excess is to be transferred by the
            Indenture Trustee from amounts withdrawn from the
            Pre-Funding Account in respect of
            transfers of Subsequent Receivables)                                                                             $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1
            Holdback Subaccount) to cover the excess, if any, of total
            amount payable over Available Funds (see IV above)                                                               $0.00
                                                                                                                   ----------------

         Amount remaining on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) after the Distribution Date                                                       $0.00
                                                                                                                   ================

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
            Date, as applicable,                                                                                             $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal
            to 2.5% of the amount, if any, by which $0 (the Target
            Original Pool Balance set forth in the Sale and
            Servicing Agreement) is greater than $0 (the Original
            Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a
            Subsequent Transfer Date
            preceding the Distribution Date))                                                                                    0

         Less withdrawal, if any, of amount from the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                $0.00

         Less withdrawal, if any, of amount remaining in the Class
            A-1 Holdback Subaccount on the Class A-1 Final
            Scheduled Maturity Date after giving effect to any
            payment out of the Class A-1 Holdback Subaccount to
            cover a Class A-1 Maturity Shortfall (amount of
            withdrawal to be released by the Indenture Trustee)                                                              $0.00
                                                                                                                   ----------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                           $0.00
                                                                                                                   ================

                                 Page 8 (1998-B)

 XII.    Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the
            Monthly Period                                            $115,117,436.57
         Multiplied by Basic Servicing Fee Rate                                  1.25%
         Multiplied by months per year                                     0.08333333
                                                                     -----------------

         Basic Servicing Fee                                                                $119,914.00

         Less: Backup Servicer Fees                                                               $0.00

         Supplemental Servicing Fees                                                              $0.00
                                                                                        ----------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $119,914.00
                                                                                                                  =================

 XIII.   Information for Preparation of Statements to Noteholders

         a. Aggregate principal balance of the Notes as of first day of Monthly Period
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                          $0.00
                    Class A-4 Notes                                                                                 $60,117,445.94
                    Class A-5 Notes                                                                                 $55,000,000.00

        b. Amount distributed to Noteholders allocable to principal
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                          $0.00
                    Class A-4 Notes                                                                                  $6,245,438.86
                    Class A-5 Notes                                                                                          $0.00

        c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                          $0.00
                    Class A-4 Notes                                                                                 $53,872,007.08
                    Class A-5 Notes                                                                                 $55,000,000.00

        d. Interest distributed to Noteholders
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                          $0.00
                    Class A-4 Notes                                                                                    $300,587.23
                    Class A-5 Notes                                                                                    $277,750.00

        e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           4. Class A-4 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           5. Class A-5 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00

        f. Amount distributed payable out of amounts withdrawn from or pursuant to:
           1. Reserve Account                                                                     $0.00
           2. Spread Account Class A-1 Holdback Subaccount                                        $0.00
           3. Claim on the Note Policy                                                            $0.00

        g. Remaining Pre-Funded Amount                                                                                       $9.37

        h. Remaining Reserve Amount                                                                                          $0.00

        i. Amount on deposit on Class A-1 Holdback Subaccount                                                                $0.00

        j. Prepayment amounts
                    Class A-1 Prepayment Amount                                                                              $0.00
                    Class A-2 Prepayment Amount                                                                              $0.00
                    Class A-3 Prepayment Amount                                                                              $0.00
                    Class A-4 Prepayment Amount                                                                              $0.00
                    Class A-5 Prepayment Amount                                                                              $0.00

        k. Prepayment Premiums
                    Class A-1 Prepayment Premium                                                                             $0.00
                    Class A-2 Prepayment Premium                                                                             $0.00
                    Class A-3 Prepayment Premium                                                                             $0.00
                    Class A-4 Prepayment Premium                                                                             $0.00
                    Class A-5 Prepayment Premium                                                                             $0.00

        l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
              paid by the Trustee on behalf of the Trust                                                               $119,914.00

        m. Note Pool Factors (after giving effect to distributions on the
              Distribution Date)
                    Class A-1 Notes                                                                                     0.00000000
                    Class A-2 Notes                                                                                     0.00000000
                    Class A-3 Notes                                                                                     0.00000000
                    Class A-4 Notes                                                                                     0.50822648
                    Class A-5 Notes                                                                                     1.00000000


                                 Page 9 (1998-B)

 XVI.    Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                          $549,999,990.63
                     Subsequent Receivables                                                                                     --
                                                                                                                 ------------------
                     Original Pool Balance at end of Monthly Period                                                $549,999,990.63
                                                                                                                 ==================

                     Aggregate Principal Balance as of preceding Accounting Date                                   $115,117,436.57
                     Aggregate Principal Balance as of current Accounting Date                                     $108,871,997.71

         Monthly Period Liquidated Receivables                    Monthly Period Administrative Receivables

                              Loan #                  Amount                                         Loan #                 Amount
                              ------                  ------                                         ------                --------
                see attached listing             $1,467,247.21                         see attached listing                     --
                                                         $0.00                                                               $0.00
                                                         $0.00                                                               $0.00
                                                 --------------                                                            --------
                                                 $1,467,247.21                                                               $0.00
                                                 ==============                                                            ========

XVIII.   Delinquency Ratio

         Sumof Principal Balances (as of the Accounting Date) of
            all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                      $10,702,309.65

         Aggregate Principal Balance as of the Accounting Date                            $108,871,997.71
                                                                                       -------------------

         Delinquency Ratio                                                                                             9.83017661%
                                                                                                                     ==============



          IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                                                ARCADIA  FINANCIAL  LTD.

         By:                                                    By:
                ---------------------------------------                ---------------------------------------

         Name:  Daniel Radev                                    Name:  Cindy A. Barmeier
                ---------------------------------------                ---------------------------------------

         Title: Assistant Secretary                             Title: Assistant Vice President
                ---------------------------------------                ---------------------------------------



                                Page 10 (1998-B)